Exhibit 25(a)


LANDMARK INTERNATIONAL FUNDS


The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund and CitiFunds International Growth and Income Portfolio, and any series of Landmark International Funds hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25th day of September, 1997.



Susan Kerley
Susan B. Kerley

LANDMARK INTERNATIONAL FUNDS


The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund and CitiFunds International Growth and Income Portfolio, and any series of Landmark International Funds hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25th day of September, 1997.



Diana R. Harrington
Diana R. Harrington

LANDMARK INTERNATIONAL FUNDS


The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund and CitiFunds International Growth and Income Portfolio, and any series of Landmark International Funds hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.



Riley C. Gilley
Riley C. Gilley

LANDMARK INTERNATIONAL FUNDS


The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund and CitiFunds International
 Growth and Income Portfolio, and any series of Landmark International Funds hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.



C. Oscar Morong, Jr.
C. Oscar Morong, Jr.

LANDMARK INTERNATIONAL FUNDS


The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund and CitiFunds International Growth and Income Portfolio, and any series of Landmark International Funds hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.



E. Kirby Warren
E. Kirby Warren

LANDMARK INTERNATIONAL FUNDS


The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund and CitiFunds International Growth and Income Portfolio, and any series of Landmark International Funds hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the
 Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.



William S. Woods, Jr.
William S. Woods, Jr.

LANDMARK INTERNATIONAL FUNDS


The undersigned hereby constitutes and appoints John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund and CitiFunds International Growth and Income Portfolio, and any series of Landmark International Funds hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.



Philip Coolidge
Philip W. Coolidge

BOS-BUS:447890.1
BOS-BUS:447890.1

LANDMARK INTERNATIONAL FUNDS

The undersigned hereby constitutes and appoints Philip W. Coolidge, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund and CitiFunds International Growth and Income Portfolio, and any series of Landmark International Funds hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.



John R. Elder
John R. Elder